UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                October 12, 2000
                Date of Report (Date of earliest event reported)



                         Streamedia Communications, Inc.
             (Exact name of registrant as specified in its charter)



         Delaware                                            22-3622272
-------------------------------                         ----------------------
(State or other jurisdiction of                           (I.R.S. Employer
incorporation or organization)                           Identification No.)


   244 West 54th Street, New York                                10019
--------------------------------------                           -----
(Address of principal executive offices)                       (Zip Code)


                                 (212) 445-1700
                                 --------------
               Registrant's telephone number, including area code



             ------------------------------------------------------
                (Former name or former address, if changed since
                                  last report.)

ITEM 6.  RESIGNATION OF REGISTRANTS' DIRECTORS

On October 6, 2000, Mr. James Schroeder resigned as a member of the Board of Directors of Streamedia Communications, Inc. Mr. Schroeder's letter of resignation is attached herein as Exhibit 17.1 Mr. Schroeder tendered his resignation based upon his disagreement with proposed direction of the Company and management as set forth by the Chairman of the Board Mr. Gayle Essary. Mr. Schroeder served on the Company's Audit Committee and the Company's Compensation Committee.

The Company will seek to fill Mr. Schroeder's Board positions with the Audit and Compensation Committees with an individual with a similar professional background.

ITEM 7. EXHIBITS

(c)  Exhibits.

     17.1 Director's Resignation letter from October 6, 2000.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: October 12, 2000


Streamedia Communications, Inc.

/s/ JAMES D. RUPP
------------------------
    JAMES D. RUPP
    Chief Executive Officer